Exhibit 4.1

                NOT VALID UNLESS COUNTERSIGNED B YTRANSFER AGENT.
               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA


                                    AMERICAN
                                   PARAMOUNT
                                   GOLD CORP.

Number                                                                    Shares

AUTHORIZED COMMON STOCK: 150,000,000 SHARES:               CUSIP NO. 02882T 10 5

This certifies that


Is the Record Holder Of

              Shares of AMERICAN PARAMOUNT GOLD CORP. Common Stock

transferable only on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Secretary                             SEAL                             President

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                 UNIF GIFT MIN ACT     Custodian
TEN ENT - as tenants by the entireties                            (Cust) (Minor)
JT TEN -  as joint tenants with right          under the Uniform Gifts to Minors
          of survivorship and not as           Act____________
          tenants in common                          (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  shares of the capital stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ________________________________


NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

* NOTICE SIGNATURE GUARANTEED:

     SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

                             TRANSFER FEE WILL APPLY